Net Income (Loss) Per Share Applicable to Common Stockholders	9 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

8. Net Income (Loss) Per Share Applicable to Common Stockholders

For the three months ended September 30, 2011, options and warrants to purchase 0.4 million shares of common stock were included in the computation of diluted net income (loss) per share because they were dilutive. Convertible debt having a face value of $5.4 million is also considered dilutive for purposes of computing diluted net income (loss) per share. The conversion of the convertible debt increases the number of shares outstanding for purposes of computing diluted net income (loss) per share by 1.3 million shares for the three month period ended September 30, 2011. In determining the amount of net income used to compute diluted earnings per share, the Company applied the “if converted method.” Accordingly, net income for the three months ended September 30, 2011, has been increased by approximately $54,000, representing interest expense that would have been avoided if the debt had been converted as of July 1, 2011. Options, warrants, and convertible debt outstanding were all considered anti-dilutive for the three and nine months ended September 30, 2012, and for the nine months ended September 30, 2011, due to net losses.

The following securities were not included in the diluted net income (loss) per share calculation because their effect was antidilutive as of the periods presented (in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Common stock options	1,574	1,574	1,574	1,574
Common stock warrants	5,437	3,038	5,437	3,326
Convertible notes	2,627	757	2,627	1,978
Excluded potentially dilutive securities	9,638	5,369	9,638	6,878